                                                                    EXHIBIT 99.1
                                                                    ------------

                                    FORM 11-K

                                  ANNUAL REPORT

                        Pursuant to Section 15(d) of the
                         Securities Exchange Act of 1934

                   For the Fiscal Year Ended November 30, 2000

                  COHESANT TECHNOLOGIES INC. (and Subsidiaries)
                       EMPLOYEE 401(K) PROFIT SHARING PLAN

             -----------------------------------------------------
                            (Full title of the plan)

                           COHESANT TECHNOLOGIES INC.
               ---------------------------------------------------
          (Name of issuer of the securities held pursuant to the plan)

          5845 West 82nd Street, Suite 102, Indianapolis, Indiana 46278
  -----------------------------------------------------------------------------
                     (Address of principal executive office)


                          INDEX OF FINANCIAL STATEMENTS
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

Financial Statements:                                                                   Pages
                                                                                        -----
1.         Form 5500 and Schedule I for the Plan's fiscal year ended
           November 30, 2000                                                              5

2.         Form 5500 for the Plan's fiscal year ended November 30, 1999                   2
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                                   SIGNATURES

The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2001                       COHESANT TECHNOLOGIES INC.
                                            (and Subsidiaries) Employee 401 (k)
                                            Profit Sharing Plan

                                            By: /s/ Dwight D. Goodman
                                                -----------------------
                                                Dwight D. Goodman, President



                                       9
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

             Form 5500                    ANNUAL RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                 Official Use Only
    Department of the Treasury              THIS FORM IS REQUIRED TO BE FILLED UNDER                    OMB Nos. 1210-0110
     Internal Revenue Service                SECTIONS 104 AND 4065 OF THE EMPLOYEES                              1210-0089
           --------                           RETIREMENT INCOME SECURITY ACT OF 1974
       Department of Labor                     (ERISA) AND SECTIONS 6039D, 6047(e),
   Pension and Welfare Benefits                    6057(b), AND 6058(a) OF THE                                1999
        Administration                          INTERNAL REVENUE CODE (THE CODE).                        THIS FORM IS OPEN TO
           -------                            COMPLETE ALL ENTRIES IN ACCORDANCE WITH                      PUBLIC INSPECTION
Pension Benefit Guaranty Corporation              THE INSTRUCTIONS TO THE FORM 550

PART 1  ANNUAL REPORT IDENTIFICATION INFORMATION
FOR THE CALENDAR PLAN YEAR 1999 OR FISCAL PLAN YEAR BEGINNING  12/01/1999,     AND ENDING    11/30/2000,
A  This return/report is for:  (1) [ ] a multiemployer plan;                        (3) [ ] a multiple-employer plan;
                                   [X] a single-employer plan (other than a         (4) [ ] a DFE (specify) ________
                                       multiple-employer plan);

B This return/report is:       (1) [ ] the first return/report filed for the plan;  (3) [ ] the final return/report filed for the plan;
                               (2) [ ] an amended return/report;                    (4) [ ] a short plan year return/report (less
                                                                                            than 12 months).

C If the plan is a collectively-bargained plan, check here......................................................................[ ]
D If you filed for an extension of time to file, check the box and attach a copy of the extension application...................[ ]
PART II    BASIC PLAN INFORMATION -- enter all requested information.
1a Name of plan                                                                            1b Three-digit
Cohesant Technologies, Inc. (and Subsidiaries)                                                plan number (PN)                003
Employee 401(k) Profit Sharing Plan                                                        1c Effective date of plan (mo., day, yr.)
                                                                                                         01/01/1997


2a Plan sponsor's name and address (employer, if for a single-employer plan)               2b Employer Identification Number (EIN)
   (Address should include room or suite no.)                                                            34-1775913
Cohesant Technologies, Inc.                                                                2c Sponsor's telephone number
                                                                                                       317-875-5592
                                                                                           2d Business code (see instructions)
                                                                                                       339900

5845 West 82nd Street, Suite 102


Indianapolis                            IN   46278
CAUTION: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.

    Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules, statements and attachments, and to the best of my knowledge and belief, it is true, correct, and complete.

        /s/ Robert W. Pawlak                  3/12/01     Robert W. Pawlak
-------------------------------------         -------     -------------------------------------------------------------------------
 Signature of plan administrator               Date       Typed or printed name of individual signing as plan administrator

        /s/ Robert W. Pawlak                  3/12/01     Robert W. Pawlak
-------------------------------------         -------     -------------------------------------------------------------------------
 Signature of employer/plan sponsor/DFE        Date       Typed or printed name of individual signing as employer, plan sponsor or
                                                          DFE as applicable

FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS,   SEE THE INSTRUCTIONS FOR FORM 5500.         v2.3      Form 5500 (1999)

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
                                                                                                  Official Use Only
        FORM 5500 (1999)                                                Page 2
3a Plan administrator's name and address (If same as plan sponsor, enter "Same")                3b Administrator's EIN
Same
                                                                                                3c Administrator's telephone number


4 If the name and/or EIN of the plan sponsor has changed since the last return/report filed for this plan,
  enter the name, EIN and the plan number from the last return/report below:                                     b EIN


a Sponsor's name                                                                                                 c PN

5 Preparer information (optional)   a Name (including firm name, if applicable) and address                      b EIN

                                                                                                                 c Telephone no.

6  Total number of participants at the beginning of the plan year............................................ 6             70
7  Number of participants as of the end of the plan year (welfare plans complete only lines  7a, 7b, 7c, and 7d)
a Active participants ......................................................................................  7a            65
b Retired or separated participants receiving benefits .....................................................  7b             0
c Other retired or separated participants entitled to future benefits ......................................  7c            12
d Subtotal. Add lines 7a, 7b, and 7c .......................................................................  7d            77
e Deceased participants whose beneficiaries are receiving or are entitled to receive benefits ..............  7e             0
f Total. Add lines 7d and 7e ...............................................................................  7f            77
g Number of participants with account balances as of the end of the plan year (only defined contribution
  plans complete this item) ................................................................................  7g            77
h Number of participants that terminated employment during the plan year with accrued benefits that were
  less than 100% vested ....................................................................................  7h             3
i If any participant(s) separated from service with a deferred vested benefit, enter the number of separated
   participants required to be reported on a Schedule SSA (Form 5500) ......................................  7i             8
8  Benefits provided under the plan (complete   8a through 8c, as applicable)
a  [X]  Pension benefits (check this box if the plan provides penson benefits and enter the applicable pension feature codes from the List of Plan Characteristics Codes (printed in the
        instructions):                                                      [2E] [2G]  [2J]  [2K] [3E]  [  ]  [  ]  [  ]  [  ]  [  ]
b  [ ] Welfare benefits (check this box if the plan provides welfare benefits and enter the applicable welfare feature codes from the List of Plan Characteristics Codes (printed in the instructions): [  ] [  ]  [  ]  [  ] [  ]  [  ]  [  ]  [  ]  [  ]  [  ]
c  [ ] Fringe benefits (check this box if the plan provides fringe benefits)
9a Plan funding arrangement (check all that apply)                              9b Plan benefit arrangement (check all that apply)
   (1) [ ] Insurance                                                               (1) [ ] Insurance
   (2) [ ] Section 412(i) insurance contracts                                      (2) [ ] Section 412(i) insurance contracts
   (3) [X] Trust                                                                   (3) [X] Trust
   (4) [ ] General assets of the sponsor                                           (4) [ ] General assets of the sponsor


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
                                                                                            Official Use Only
Form 5500 (1999)                                                                Page 3
10   Schedules attached (Check all applicable boxes and, where indicated, enter the number attached. See instructions.)

   a PENSION BENEFIT SCHEDULES                                           B  FINANCIAL SCHEDULES
     (1) [X]       R  (Retirement Plan Information)                         (1) [ ]     H  (Financial Information)
     (2) [X]  1    T  (Qualified Pension Plan Coverage Information)         (2) [X]     I  (Financial Information -- Small Plan)
         If a Schedule T is not attached because the plan                   (3) [ ]     A  (Insurance Information)
         is relying on coverage testing information for a                   (4) [ ]     C  (Service Provider Information)
         prior year, enter the year .....................     _______       (5) [ ]     D  (DFE/Participating Plan Information)
     (3) [ ]       B   (Actuarial Information)                              (6) [ ]     G  (Financial Transaction Schedules)
     (4) [ ]       E   (ESOP Annual Information)                            (7) [X]  1  P  (Trust Fiduciary Information)
     (5) [X]       SSA (Separated Vested Participant Information)
                                                                        C   FRINGE BENEFIT SCHEDULE
                                                                                [ ]     F  (Fringe Benefit Plan Annual Information)

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
                                                                                                              |

             SCHEDULE I                                FINANCIAL INFORMATION -- SMALL PLAN                    |
            (FORM 5500)                                                                                       ---------------------
       Department of Treasury                 This schedule is required to be filed under Section 104           Official Use Only
      Internal Revenue Service                of the Employee Retirement Income Security Act of 1974
            ----------                       (ERISA) and section 6058(a) of the Internal Revenue Code           OMB No. 1210-0110
        Department of Labor                                         (the Code).                               ---------------------
    Pension and Welfare Benefits                                                                                       1999
          Administration                                FILE AS AN ATTACHMENT TO FORM 5500.                   ---------------------
            ----------                                                                                         THIS FORM IS OPEN TO
Pension Benefit Guaranty Corporation                                                                            PUBLIC INSPECTION.
------------------------------------------------------------------------------------------------------------------------------------
For calendar year 1999 or fiscal plan year beginning        12/01/1999               and ending     11/30/2000
------------------------------------------------------------------------------------------------------------------------------------
A  Name of plan                                                                               B  Three-digit
Cohesant Technologies, Inc. (and Subsidiaries) Employee 401                                      Plan number                 003
------------------------------------------------------------------------------------------------------------------------------------
C Plan sponsor's name as shown on line 2a of Form 5500                                        D EMPLOYER IDENTIFICATION NUMBER
Cohesant Technologies, Inc.                                                                                34-1775913
------------------------------------------------------------------------------------------------------------------------------------
Complete Schedule I if the plan covered fewer than 100 participants as of the beginning of the plan year. You may also complete
Schedule I if you are filing as a small plan under the 80-120 participant rule (see instructions). Complete Schedule H if reporting as a large plan or DFE.
------------------------------------------------------------------------------------------------------------------------------------
PART I    SMALL PLAN FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Report below the current value of assets and liabilities, income, expenses, transfers and changes in net assets during the plan year. Combine the value of plan assets held in more than one trust. Do not enter the value of the portion of an insurance contract that guarantees during this plan year to pay a specific dollar benefit at a future date. Include all income and expenses of the plan including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. ROUND OFF AMOUNTS TO
THE NEAREST DOLLAR.
------------------------------------------------------------------------------------------------------------------------------------
1    PLAN ASSETS AND LIABILITIES:                                                    (a) Beginning of Year         (b) End of Year
                                                               ---------------------------------------------------------------------
  a  Total plan assets.......................................     1a                        1,940,583                  2,187,888
                                                               ---------------------------------------------------------------------
  b  Total plan liabilities..................................     1b                                0                          0
                                                               ---------------------------------------------------------------------
  c  Net plan assets (subtract line 1b from line 1a).........     1c                        1,940,583                  2,187,888
------------------------------------------------------------------------------------------------------------------------------------
2    INCOME, EXPENSES, AND TRANSFERS FOR THIS PLAN YEAR:                                   (a) Amount                  (b) Total
                                                               ---------------------------------------------------------------------
  a  Contributions received or receivable

     (1)  Employers..........................................    2a(1)                         92,701
                                                               ---------------------------------------------
     (2)  Participants.......................................    2a(2)                        198,396
                                                               ---------------------------------------------
     (3)  Others (including rollovers).......................    2a(3)                              0
                                                               ---------------------------------------------
  b  Noncash contributions...................................     2b                                0
                                                               ---------------------------------------------
  c  Other income............................................     2c                           -6,686
                                                               =============================================------------------------
  d  Total income (add lines 2a(1), 2a(2), 2a(3), 2b and 2c)..     2d                                                     284,411
                                                               ---------------------------------------------------------------------
  e  Benefits paid (including direct rollovers)..............     2e                           33,556
                                                               ---------------------------------------------
  f  Corrective distributions (see instructions).............     2f                                0
                                                               ---------------------------------------------
  g  Certain deemed distributions of participant loans
     (see instructions)......................................     2g                                0
                                                               ---------------------------------------------
  h  Other expenses..........................................     2h                            3,550
                                                               ---------------------------------------------------------------------
  i  Total expenses (add lines 2e, 2f, 2g, and 2h)...........     2i                                                      37,106
                                                               --------                                     ------------------------
  j  Net income (loss) (subtract line 2i from line 2d)            2j                                                     247,305
                                                               --------                                     ------------------------
  k  Net transfers                                                2k                                                           0
------------------------------------------------------------------------------------------------------------------------------------
3    SPECIFIC ASSETS: If the plan held any assets in one or more of the following specific categories, check yes and enter the current value as of the end of the plan year. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Yes      No            Amount
                                                                                     -----------------------------------------------
  a  Partnership/joint venture interests...........................................    3a               X
                                                                                     -----------------------------------------------
  b  Employer real property........................................................    3b               X
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500.  v2.3    SCHEDULE I (FORM 5500) 1999
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

Schedule I (Form 5500) 1999                                                     Page 2
                                                                                                             Official Use Only

                                                                                                            Yes     No     Amount

3c Real estate (other than employer real property) ...............................................  3c               X
 d Employer securities ...........................................................................  3d       X             257,937
 e Participant loans .............................................................................  3e       X             102,221
 f Loans (other than to participants) ............................................................  3f               X
 g Tangible personal property ....................................................................  3g               X
PART II TRANSACTIONS DURING PLAN YEAR
4  During the plan year:                                                                                    Yes     No     Amount
 a Did the employer fail to transmit to the plan any participant contributions within the maximum
   time period described in 29 CFR 2510.3-102? (See instructions) ................................  4a               X
 b Were any loans by the plan or fixed income obligations due the plan in default as of the close of the plan year or classified during the year as uncollectible? Disregard participant
   loans secured by the participants' account balance ............................................  4b               X
 c Were any leases to which the plan was a party in default or classified during the year as
   uncollectible? ................................................................................  4c               X
 d Did the plan engage in any nonexempt transaction with any party-in-interest? ..................  4d               X
 e Was the plan covered by a fidelity bond? ......................................................  4e       X             1,000,000
 f Did the plan have a loss, whether or not reimbursed by the plan's fidelity bond, that was
   caused by fraud or dishonesty? ................................................................  4f               X
 g Did the plan hold any assets whose current value was neither readily determinable on an
   established market nor set by an independent third party appraiser? ...........................  4g               X
 h Did the plan receive any noncash contributions whose value was neither readily
   determinable on an established market nor set by an independent third party appraiser? ........  4h               X
 i Did the plan at any time hold 20% or more of its assets in any single security, debt,
   mortgage, parcel or real estate, or partnership/joint venture interest? .......................  4i               X
 j Were all the plan assets either distributed to participants or beneficiaries, transferred to
   another plan, or brought under the control of the PBGC? .......................................  4j               X
5a Has a resolution to terminate the plan been adopted during the plan year or any prior plan year? If yes, enter the amount of any
   plan assets that reverted to the employer this year ......................... [ ] YES   [X] NO     AMOUNT ______________________
5b If during this plan year, any assets or liabilities were transferred from this plan to another plan(s), identify the plan(s) to which assets or liabilities were transferred. (See instructions.)
   5b(1) Name of plan(s)                                             5b(2)  EIN(s)                                   5b(3)  PN(s)

   ------------------------------------------------------------      -------------------------------------           --------------

   ------------------------------------------------------------      -------------------------------------           --------------

   ------------------------------------------------------------      -------------------------------------           --------------

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
     Form 5500-C/R
Department of the Treasury
 Internal Revenue Service
      ------------
   Department of Labor                            RETURN/REPORT OF EMPLOYEE BENEFIT PLAN
   Pension and Welfare                              (WITH FEWER THAN 100 PARTICIPANTS)                            OMB Nos. 1210-0016
 Benefits Administration      THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS 104 AND 4065 OF THE EMPLOYEE                1210-0089
      ------------                   RETIREMENT INCOME SECURITY ACT OF 1974 AND SECTIONS 6039D, 6047(e),                 1998
Pension Benefit Guaranty                     6057(b), and 6058(a) OF THE INTERNAL REVENUE CODE.                  THIS FORM IS OPEN
       Corporation                                        See separate instructions.                            TO PUBLIC INSPECTION

FOR THE CALENDAR PLAN YEAR 1998 OR FISCAL PLAN YEAR BEGINNING           DECEMBER 1, 1998, AND ENDING               NOVEMBER 30, 1999

     If A(1) through A(4), B, C, and/or D do not apply to this year's     FOR IRS USE ONLY
     return/report, leave the boxes unmarked.                             EP-ID

     YOU MUST CHECK EITHER BOX A(5) OR A(6), WHICHEVER IS APPLICABLE. SEE INSTRUCTIONS.
A    This return/report is:                                               (5) FORM 5500-C FILER CHECK HERE.......................[ ]
     (1) [ ] the first return/report filed for the plan;                      (Complete only pages 1 and 3 through 6.) (Code section
                                                                              6039D filers see instructions on page 5.)
     (2) [ ] an amended return/report;
                                                                          (6) FORM 5500-R FILER CHECK HERE.......................[X]
     (3) [ ] the final return/report filed for the plan; or                   (Complete only pages 1 and 2. Detach pages 3 through 6
                                                                              before filing.) If you checked box (1) or (3), you
     (4) [ ] a short plan year return/report (less than 12 months).           must file a Form 5500-C. See page 5 of the
                                                                              instructions.)

B    Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan.............[ ]

C    If your plan year changed since the last return/report, check here.........................................................[ ]

D    If you filed for an extension of time to file this return/report, check here and attach a copy of the extension............[ ]

 1a  Name and address of plan sponsor (employer, if for a single-employer plan)         1b Employer identification number (EIN)
     (Address should include room or suite no.)                                            34|1775913
                                                                                        1c Sponsor's telephone number
     COHESANT TECHNOLOGIES, INC.                                                           (317) 875-5592
     5845 WEST 82ND STREET, SUITE 102                                                   1d Business code (see instructions, page 18)
     INDIANAPOLIS, IN 46278                                                                 339900
                                                                                        1e CUSIP issuer number
                                                                                           N/A

 2a  Name and address of plan administrator (if same as plan sponsor, enter "Same")     2b Administrator's EIN
     SAME                                                                                    |
                                                                                        2c Administrator's telephone number

 3   If the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
  a  Sponsor                                                                     EIN                        Plan number
  b  Administrator                                                               EIN
  c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."

 4   ENTITY CODE. (If not shown, enter applicable code from page 8 of the instructions.)           B

 5a  Name of Plan  COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES) EMPLOYEE 401(k)       5b Effective date of plan (mo., day, yr.)
                   PROFIT SHARING PLAN                                                     1/01/1997
                                                                                        5c Three-digit plan number  003
     ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE.
 6a  [ ] Welfare benefit plan       6b  [X] Pension benefit plan                        [2]
     (Enter the applicable codes from page 9 of the instructions in the boxes.)

 6c  Pension plan features. (Enter the applicable pension plan feature codes from
     page 9 of the instructions in the boxes.)                                          [C][G][K]

 6d  [ ] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.

CAUTION: A penalty for the late or imcomplete filing of this return/report will be assessed unless reasonable cause is established.

Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor           /s/ Robert W. Pawlak                         Date  3-17-00
Type or print name of individual signing above   Robert W. Pawlak
Signature of plan administrator              /s/ Robert W. Pawlak                         Date  3-17-00
Type or print name of individual signing above   Robert W. Pawlak

FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500-C/R.               MGA                   Form 5500-C/R (1998)
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
                            EIN 34-1775913 / PN 003

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
Form 5500-C/R (1998) FORM 5500-R FILERS, COMPLETE PAGES 1 AND 2 ONLY. FORM 5500-C FILERS, COMPLETE PAGE 1, SKIP PAGE 2, AND COMPLETE
PAGES 3 THROUGH 6.                                                                                                           Page 2


 6e  Check investment arrangement(s): (1) [ ] Master trust (2) [ ] Common/Collective trust (3) [ ] Pooled separate account   Yes No

 7a  Total participants: (1) At the beginning of plan year  75  (2) At the end of plan year  70
  b  Enter number of participants with account balances at the end of the plan year (defined benefit plans do not complete this item)  70
  c  (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit
         for which a Schedule SSA (Form 5500) is required to be attached? (See instructions.).........................7c(1)       X
     (2) If "Yes," enter the number of separated participants required to be reported

 8a  Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year..................8a          X
  b  Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or
     brought under the control of PBGC?...............................................................................8b          X
  c  If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC?.............8c

 9   Is this a plan established or maintained pursuant to one or more collective bargaining agreements?...............9           X

10   If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter -0-  0

11a  (1) Were any plan amendments adopted during this plan year?......................................................11a(1)      X
     (2) Enter the date the most recent amendment was adopted  Month  11  Day  11  Year  1998
  b  If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant?.....................................................................................................11b
  c  If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description or summary description of modifications available at the time of the amendment?..................................11c
  d  If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been furnished to participants? (see instructions).......................11d

12a  If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a funding deficiency for this plan year? (See instructions.)...............................................................12a
  b  If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?............................................12b
  c  Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the end of
     the plan year? (See instructions.)...............................................................................12c         X
  d  If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to the change..........12d

13a  Total plan assets as of the beginning  1,371,449  and end  1,940,583  of the plan year
  b  Total liabilities as of the beginning          0  and end          0  of the plan year
  c  Net assets as of the beginning         1,371,449  and end  1,940,583  of the plan year

14   For this plan year, enter:  a Plan income  675,857                                    d Plan contributions   282,571
                                 b Expenses     106,723                                    e Total benefits paid  101,533
                                 c Net income (loss) (subtract 14b from 14a)  569,134

15   You may NOT use N/A in response to lines 15a through 15o. If you check "Yes," you must enter a               Yes  No    Amount
     dollar amount in the amount column. DURING THIS PLAN YEAR:
  a  Was this plan covered by a fidelity bond?...............................................................15a   X       1,000,000
  b  If line 15a is "Yes," enter the name of the surety company  AMERICAN STATES INSURANCE
  c  Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?...............15c        X
  d  Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the
     employer, or relatives of any such persons?.............................................................15d        X
  e  Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or
     relatives of any such persons?..........................................................................15e   X          28,207
  f  Did the plan acquire or hold any employer security or employer real property?...........................15f   X         195,509
  g  Has the plan granted an extension on any delinquent loan owed to the plan?..............................15g        X
  h  Were any participant contributions transmitted to the plan more than 31 days after receipt or
     withholding by the employer?............................................................................15h        X
  i  Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or in
     default as of the close of the plan year?...............................................................15i        X
  j  Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to the
     plan or received anything of value from any such party?.................................................15j        X
  k  Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage, parcel
     of real estate, or partnership/joint venture interests?.................................................15k        X
  l  Did the plan at any time engage in any transaction or series of related transactions involving 20% or
     more of the current value of plan assets?...............................................................15l        X
  m  Were there any noncash contributions made to the plan the value of which was set without an appraisal
     by an independent third party?..........................................................................15m        X
  n  Were there any purchases of nonpublicly traded securities by the plan the value of which was set
     without an appraisal by an independent third party?.....................................................15n        X
  o  Has the plan reduced or failed to provide any benefit when due under the plan because of insufficient
     assets?.................................................................................................15o        X

16a  Is the plan covered under the Pension Benefit Guaranty Corporation termination
     insurance program?                                                                          [ ] Yes  [X] No  [ ] Not determined
  b  If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
     Employer identification number                                     Plan number

                                                                                                              COHESANT. RW8
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